UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811- 06629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2010

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET

MANAGED MUNICIPALS FUND INC.

FORM N-Q

AUGUST 31, 2010

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 99.0%
Arizona — 4.4%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	$3,705,000	$4,131,149
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,077,300	(a)
Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC	5.250%	7/1/22	3,000,000	3,087,720	(b)
Phoenix, AZ, GO	5.000%	7/1/27	1,000,000	1,046,010	(c)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	10,000,000	9,686,100
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	10,040,000	9,607,477
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,025,680
Total Arizona				34,661,436
California — 16.4%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.125%	4/1/39	21,700,000	23,375,457
California EFA Revenue	5.625%	7/1/23	1,170,000	1,016,344
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/39	1,500,000	1,502,100
Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,054,160
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	3,100,000	2,833,896	(b)
Home Mortgage	4.800%	8/1/37	10,000,000	8,260,200	(b)
California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC	5.350%	12/1/27	5,000,000	5,096,550
California Statewide CDA Revenue:
Methodist Hospital Project, FHA	6.625%	8/1/29	5,885,000	6,888,746
St. Joseph Health System, FGIC	5.750%	7/1/47	3,000,000	3,118,440
Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC	5.000%	10/1/29	7,375,000	7,128,306
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	6.750%	6/1/39	6,000,000	7,002,840	(c)
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	8,141,532
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	7,500,000	7,936,725
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	12,000,000	14,005,320
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,260,760
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	3,340,000	3,248,384
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	1,145,000	1,148,904
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,475,101
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	3,000,000	3,522,990	(c)
Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, NATL	5.000%	6/1/23	2,500,000	2,525,975
Walnut, CA, Energy Center Authority Revenue	5.000%	1/1/40	7,745,000	8,030,868
Total California				129,573,598
Colorado — 9.0%
Colorado Health Facilities Authority Revenue, Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,244,680
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	14,419,053	(b)(d)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,672,389	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Colorado — continued
El Paso County, CO, COP, Detention Facility Project, AMBAC	5.000%	12/1/23	$1,700,000	$1,770,941
Garfield County, CO, GO:
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/23	2,300,000	2,536,693	(c)
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/25	1,000,000	1,102,910	(c)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	20,000,000	23,037,200
University of Colorado, COP, Master Lease Purchase Agreement, AMBAC	5.000%	6/1/28	7,320,000	8,184,638	(c)
Total Colorado				70,968,504
Connecticut — 0.1%
Connecticut State HEFA Revenue, Child Care Facilities Project, AMBAC	5.625%	7/1/29	970,000	978,856
Delaware — 1.3%
Delaware State EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC	5.200%	2/1/19	10,000,000	10,161,300
District of Columbia — 2.0%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	14,665,000	15,486,827
Florida — 8.4%
Florida State Board of Education Capital Outlay, GO, Public Education, Refunding, AGM	5.000%	6/1/24	5,000,000	5,159,000
Florida State Department of Transportation, GO, Right of Way Project, FGIC	5.000%	7/1/25	1,465,000	1,546,146
Jacksonville, FL, Electric Authority, Electric System Revenue	5.000%	10/1/28	3,305,000	3,382,403
Jacksonville, FL, Health Facilities Authority Revenue, Brooks Health System	5.250%	11/1/38	5,620,000	5,683,057
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	6,500,000	6,531,395	(b)
Miami Beach, FL, Stormwater Revenue, FGIC	5.375%	9/1/30	1,290,000	1,306,964
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	10,623,200
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	11,358,754
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,605,494
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	8,648,720
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,294,750
South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC	5.000%	7/1/20	2,500,000	2,506,225
Total Florida				66,646,108
Georgia — 3.9%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	14,723,020
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	7,031,461
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,070,160
Private Colleges & Universities Authority Revenue:
Mercer University Project	5.750%	10/1/21	2,180,000	2,347,228	(c)
Mercer University Project, Refunding	5.250%	10/1/25	2,000,000	2,008,640
Mercer University Project, Refunding	5.375%	10/1/29	1,000,000	1,001,350
Total Georgia				31,181,859
Hawaii — 0.9%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,207,760

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Illinois — 3.0%
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	$2,445,000	$2,782,703
Alexian, AGM	5.500%	1/1/28	12,530,000	13,718,220
Memorial Health System	5.500%	4/1/39	7,000,000	7,172,690
Total Illinois				23,673,613
Indiana — 1.4%
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,542,200	(e)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,515,250
Total Indiana				11,057,450
Kentucky — 1.4%
Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	11,188,210
Maine — 0.2%
Maine State Housing Authority Mortgage Revenue	5.300%	11/15/23	1,770,000	1,794,302
Maryland — 1.0%
Baltimore, MD, Project Revenue:
Refunding, Wastewater Projects, FGIC	5.125%	7/1/32	2,500,000	2,573,000
Refunding, Wastewater Projects, FGIC	5.200%	7/1/32	2,000,000	2,061,020
Maryland State Health & Higher EFA Revenue, Johns
Hopkins Hospital Issue	5.000%	11/15/26	3,075,000	3,508,421	(c)
Total Maryland				8,142,441
Massachusetts — 3.6%
Massachusetts DFA Revenue, Merrimack College Issue, NATL	5.200%	7/1/32	1,125,000	1,055,160
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,240,630
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,620,260
Massachusetts State HEFA Revenue:
Berklee College of Music	5.000%	10/1/32	1,500,000	1,577,460
Suffolk University	5.750%	7/1/39	8,000,000	8,429,200
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	5,000,000	5,547,150
Massachusetts State Special Obligation Dedicated Tax Revenue, NATL, FGIC	5.500%	1/1/34	4,000,000	4,801,840
Total Massachusetts				28,271,700
Michigan — 0.8%
Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit	5.375%	12/1/23	1,500,000	1,537,920
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,859,840
Total Michigan				6,397,760
Minnesota — 0.2%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	1,500,000	1,505,880
Missouri — 1.8%
Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, AGM	5.100%	3/1/22	1,500,000	1,592,850
Kansa City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,109,220
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,317,700

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Missouri — continued
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	$5,000,000	$5,356,950
Total Missouri				14,376,720
Montana — 1.1%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	9,080,000	8,872,794	(b)
Nebraska — 0.4%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,225,090
Nevada — 1.7%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	13,237,050
New Jersey — 5.2%
New Jersey Health Care Facilities Financing Authority Revenue, Robert Wood Johnson University Hospital	5.700%	7/1/20	8,000,000	8,007,280
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,219,853
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,000,000	10,820,800	(b)(f)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	6,860,000	7,590,659
South Jersey Port Corp., New Jersey Revenue, Refunding	5.000%	1/1/26	1,350,000	1,400,962
Total New Jersey				41,039,554
New Mexico — 0.7%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,656,350
New York — 8.5%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	13,000,000	13,827,580
Goldman Sachs Headquarters	5.500%	10/1/37	8,985,000	9,932,199
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	28,467,047
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue	5.250%	6/15/25	6,000,000	6,241,920
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,296,560
New York Liberty Development Corp., Liberty Revenue, Second Priority, Bank of America Tower	5.125%	1/15/44	3,000,000	3,090,960
New York State Dormitory Authority Revenue, Willow Towers Inc. Project, GNMA-Collateralized	5.250%	2/1/22	1,000,000	1,045,420
Total New York				66,901,686
North Carolina — 0.5%
Harnett County, NC, GO, Refunded Custody Receipts, AMBAC	5.250%	6/1/24	1,615,000	1,756,458
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	1,000,000	982,370
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,137,650
Total North Carolina				3,876,478
North Dakota — 1.7%
North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance	5.625%	1/1/39	12,525,000	13,315,077

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ohio — 3.4%
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC	5.250%	5/15/23	$2,000,000	$2,059,400
Hamilton County, OH, Sales Tax Revenue, AMBAC	5.250%	12/1/32	5,075,000	5,093,575
Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners	5.375%	10/1/30	7,500,000	7,637,475
Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC	5.375%	11/15/29	5,990,000	6,038,998
Steubenville, OH, Hospital Revenue	6.375%	10/1/20	1,500,000	1,507,140	(c)
Summit County, OH, GO:
FGIC	5.000%	12/1/21	1,000,000	1,070,930
FGIC	5.000%	12/1/22	500,000	533,985
Trumbull County, OH, GO, NATL	5.200%	12/1/20	1,500,000	1,573,785
Warrensville Heights, OH, GO, City School District, School Improvements, FGIC	5.625%	12/1/20	1,500,000	1,534,485	(c)
Total Ohio				27,049,773
Oregon — 0.8%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System	5.750%	5/1/16	3,210,000	3,300,201
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	1,680,000	1,725,411	(b)
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.000%	5/1/32	535,000	548,075
Catholic Health Initiatives	5.000%	5/1/32	465,000	539,158	(c)
Total Oregon				6,112,845
Pennsylvania — 1.4%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	10,755,000	11,008,925
Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	6,000,000	6,508,620
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	8,000,000	8,403,360
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	15,000,000	15,950,400
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	4,000,000	4,433,200
Total Puerto Rico				35,295,580
Rhode Island — 0.7%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,755,150
Tennessee — 0.9%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	795,000	797,457
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	6,000,000	6,157,140
Total Tennessee				6,954,597
Texas — 5.0%
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	5,000,000	4,243,450	(b)
Dallas-Fort Worth, TX, International Airport Revenue, NATL	6.000%	11/1/23	5,000,000	5,010,450	(b)
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,288,140	(d)
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,357,100
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	16,071,300

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas — continued
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	$7,000,000	$7,649,110
Total Texas				39,619,550
Virginia — 0.4%
Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02	5.875%	6/1/17	3,000,000	3,083,670
Wisconsin — 1.4%
Wisconsin State General Revenue, Appropriation Revenue	6.000%	5/1/36	7,500,000	8,582,550
Wisconsin State HEFA Revenue:
Kenosha Hospital & Medical Center Project	5.700%	5/15/20	1,100,000	1,101,485
Medical College of Wisconsin Inc. Project, NATL	5.400%	12/1/16	1,250,000	1,254,325
Total Wisconsin				10,938,360
Wyoming — 0.9%
Wyoming CDA, Housing Revenue	5.600%	6/1/35	7,190,000	7,412,387	(b)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $714,517,632)				782,629,240
SHORT-TERM INVESTMENTS — 1.0%
California — 0.1%
Irvine, CA, Improvement Bond Act 1915, Revenue, Limited Obligation Reassessment District 85-7, AGM, SPA-Dexia Credit Local	0.220%	9/2/32	500,000	500,000	(g)(h)
Michigan — 0.1%
University of Michigan Revenue, SPA-U.S. Bank N.A.	0.230%	4/1/38	400,000	400,000	(g)(h)
Puerto Rico — 0.0%
Commonwealth of Puerto Rico, GO, Public Improvements, AGM, SPA-Dexia Credit Local	0.190%	7/1/29	300,000	300,000	(g)(h)
Utah — 0.7%
Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA, NV	0.250%	6/15/36	6,100,000	6,100,000	(g)(h)
Virginia — 0.1%
Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wells Fargo Bank N.A.	0.250%	2/1/26	130,000	130,000	(g)(h)
Virginia Commonwealth University, Health System Authority Revenue, AMBAC, LOC-Wells Fargo Bank N.A.	0.250%	7/1/30	115,000	115,000	(g)(h)
Virginia Commonwealth University, VA, AMBAC, LOC-Wells Fargo Bank N.A.	0.230%	11/1/30	155,000	155,000	(g)(h)
Total Virginia				400,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $7,700,000)				7,700,000
TOTAL INVESTMENTS — 100.0% (Cost — $722,217,632#)				$790,329,240

(a)	Security is purchased on a when-issued basis.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Abbreviations used in this schedule:
AGC	- Assured Guaranty Corporation - Insured Bonds
AGM	- Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	- American Municipal Bond Assurance Corporation - Insured Bonds
CDA	- Communities Development Authority
COP	- Certificates of Participation
DFA	- Development Finance Agency
EDA	- Economic Development Authority
EFA	- Educational Facilities Authority
FGIC	- Financial Guaranty Insurance Company - Insured Bonds
FHA	- Federal Housing Administration
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
HEFA	- Health & Educational Facilities Authority
IDA	- Industrial Development Authority
LIQ	- Liquidity Facility
LOC	- Letter of Credit
MFH	- Multi-Family Housing
NATL	- National Public Finance Guarantee Corporation - Insured Bonds
PCR	- Pollution Control Revenue
RDA	- Redevelopment Agency
SPA	- Standby Bond Purchase Agreement - Insured Bonds
TFA	- Transitional Finance Authority

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Summary of Investments by Industry *

Health Care	20.2%
Transportation	14.4
Industrial Revenue	13.6
Special Tax Obligation	9.9
Power	8.8
Pre-Refunded/Escrowed to Maturity	7.7
Housing	7.0
Leasing	4.8
Education	4.1
Water & Sewer	3.5
Student Municipals	3.0
Local General Obligation	1.3
State General Obligation	0.7
Short-term Investments	1.0
100.0%

*As a percentage of total investments. Please note that Fund holdings are as of August 31, 2010 and are subject to change.

Ratings Table†

S&P/Moody’s/Fitch‡
AAA/Aaa	12.1%
AA/Aa	30.9
A	46.9
BBB/Baa	4.1
BB/Ba	0.8
CCC/Caa	0.5
A-1/VMIG 1	1.0
NR	3.7
100.0%

† As a percentage of total investments.

‡ The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organizations (“NRSROs”). These ratings are the opinions of the NRSROs and are not measures of quality or guarantees of performance. Security may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSRO and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 9 through 12 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	—

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	— Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	— Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	— Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	— Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	— Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	— Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	— Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Bond Ratings (unaudited)(continued)

Ca	— Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	— Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA

— Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

— Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

— Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

— Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D

— Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR	— indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1

—A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

— A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Bond Ratings (unaudited)(continued)

SP-3	—A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1

—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

—A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

—A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

—A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1

—Moody’s highest rating for issues having a demand feature— VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2

—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3

—This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1

—Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Bond Ratings (unaudited)(continued)

MIG 2	—This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1	—Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—Have a strong ability to repay short-term debt obligations.
P-3	—Have an acceptable ability to repay short-term debt obligations.
NP	—Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1	—Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities.  Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†		$782,629,240	—	$782,629,240
Short-term investments†	—	7,700,000	—	7,700,000
Total investments		$790,329,240		$790,329,240
Other financial instruments:
Futures contracts	$(15,438,682)	—	—	$(15,438,682)
Total	$(15,438,682)	$790,329,240	—	$774,890,558

†See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$69,301,790
Gross unrealized depreciation	(1,190,182)
Net unrealized appreciation	$68,111,608

At August 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	1,294	9/10	$161,225,022	$176,550,125	$(15,325,103)
U.S. Treasury 30-Year Bonds	118	12/10	15,820,109	15,933,688	(113,579)
Net unrealized loss on open futures contracts					$(15,438,682)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	—	$(15,438,682)

During the period ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$181,709,543

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties.  These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed Municipals Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 25, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: October 25, 2010